Exhibit (1) (g)

                       REGIONS MORGAN KEEGAN SELECT FUNDS
                                Amendment No. 16
                                     to the
                     Amended & Restated Declaration of Trust
                               dated May 19, 2000

THIS Declaration of Trust is amended as follows:

Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

        "Section 5.  Establishment and Designation of Series or Class.
                     ------------------------------------------------

        Without limiting the authority of the Trustees set forth in Article XII,
        Section 8, INTER ALIA, to establish and designate any additional Series or Class, or to modify the rights and preferences of any existing Series or Class the Series and Classes of the Trust are established and designated as:

                   Regions Morgan Keegan Select Balanced Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                 Regions Morgan Keegan Select Fixed Income Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
            Regions Morgan Keegan Select Government Money Market Fund
                                 Class A Shares
                    Regions Morgan Keegan Select Growth Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
         Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                Regions Morgan Keegan Select LEADER Balanced Fund
                                 Class A Shares
                                 Class I Shares
            Regions Morgan Keegan Select LEADER Growth & Income Fund
                                 Class A Shares
                                 Class I Shares
             Regions Morgan Keegan Select LEADER Growth Equity Fund
                                 Class A Shares
                                 Class I Shares
           Regions Morgan Keegan Select LEADER Intermediate Bond Fund
                                 Class A Shares
                                 Class I Shares
              Regions Morgan Keegan Select LEADER Money Market Fund
                                 Class A Shares
                                 Class I Shares
            Regions Morgan Keegan Select LEADER Tax-Exempt Bond Fund
                                 Class A Shares
                                 Class I Shares
        Regions Morgan Keegan Select LEADER Tax-Exempt Money Market Fund

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                                 Class A Shares
                                 Class I Shares
          Regions Morgan Keegan Select Limited Maturity Government Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                Regions Morgan Keegan Select Mid Cap Growth Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
                 Regions Morgan Keegan Select Mid Cap Value Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares
             Regions Morgan Keegan Select Treasury Money Market Fund
                                 Class A Shares
                     Regions Morgan Keegan Select Value Fund
                                 Class A Shares
                                 Class C Shares
                                 Class I Shares

        The undersigned hereby certify that the above-stated amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees on the 1st day of November, 2004.

        WITNESS the due execution hereof as of this 1st day of November, 2004.



/s/ J. Kenneth Alderman                 /s/ W. Randall Pittman
--------------------------------        ------------------------------
J. Kenneth Alderman                     W. Randall Pittman

/s/ William Jefferies Mann              /s/ Mary S. Stone
--------------------------------        ------------------------------
William Jefferies Mann                  Mary S. Stone

/s/ James Stillman R. McFadden          /s/ Archie W. Willis III
--------------------------------        ------------------------------
James Stillman R. McFadden              Archie W. Willis, III

/s/ Allen B. Morgan, Jr.
--------------------------------        ------------------------------
Allen B. Morgan, Jr.                    James D. Witherington, Jr.

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